HAGLER BAILLY, INC.
                  EMPLOYEE INCENTIVE AND NON-QUALIFIED STOCK
                       OPTION AND RESTRICTED STOCK PLAN


                        Originally Adopted May 17, 1995

            Amended and Restated, Effective as of December 31, 1996
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                               TABLE OF CONTENTS

                              HAGLER BAILLY, INC.
                  EMPLOYEE INCENTIVE AND NON-QUALIFIED STOCK
                       OPTION AND RESTRICTED STOCK PLAN

                                                                           Page
                                                                           ----

Section 1.  Purposes.......................................................  1

Section 2.  Definitions....................................................  1

Section 3.  Participation. ................................................  4

Section 4.  Administration. ...............................................  5

Section 5.  Eligibility.  .................................................  6

Section 6.  Stock Subject to the Plan......................................  6

Section 7.  Terms and Conditions of Options................................  6

Section 8.  Restricted Stock............................................... 10

Section 9.  Determination of Fair Market Value Per Share of Common Stock... 11

Section 10.  Adjustments................................................... 11

Section 11.  Rights as a Stockholder....................................... 12

Section 12.  Time of Awarding Options...................................... 12

Section 13. Modification, Extension and Renewal of Option.................. 12

Section 14.  Purchase for Investment and Other Restrictions................ 13

Section 15.  Transferability............................................... 14

Section 16.  Other Provisions.............................................. 14

Section 17.  Power of Board in Case of Change of Control................... 14

Section 18.  Amendment of the Plan......................................... 14
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Section 19.  Application of Funds.......................................... 15

Section 20.  No Obligation to Exercise Option.............................. 15

Section 21.  Approval of Stockholders...................................... 15

Section 22.  Conditions Upon Issuance of Shares............................ 15

Section 23.  Reservation of Shares......................................... 15

Section 24.  Stock Option and Stock Purchase Agreements.................... 16

Section 25.  Taxes, Fees, Expenses and Withholding of Taxes................ 16

Section 26.  Notices....................................................... 16

Section 27.  No Enlargement of Awardee Rights.............................. 17

Section 28.  Information to Awardees....................................... 17

Section 29.  Availability of Plan.......................................... 17

Section 30.  Invalid Provisions............................................ 17

Section 31.  Applicable Law................................................ 17

Section 32.  Board Action.................................................. 18

EXHIBIT A-1 - INCENTIVE STOCK OPTION AGREEMENT.......................... Tab 2

EXHIBIT A-2 - NON-QUALIFIED STOCK OPTION AGREEMENT...................... Tab 3

EXHIBIT B - STOCK PURCHASE AGREEMENT.................................... Tab 4

FORM OF GRANT LETTERS .................................................. Tab 5
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                              HAGLER BAILLY, INC.
                  EMPLOYEE INCENTIVE AND NON-QUALIFIED STOCK
                       OPTION AND RESTRICTED STOCK PLAN

            Section 1. Purposes.

            The Hagler Bailly, Inc. Employee Incentive and Non-Qualified Stock Option and Restricted Stock Plan (the "Plan") was originally adopted on May 17, 1995. The Plan was amended and restated, effective December 31, 1996. The purposes of the Plan are (a) to recognize and compensate selected key Employees of Hagler Bailly, Inc. ("the Company") and its Subsidiaries who contribute to the development and success of the Company and its Subsidiaries; (b) to maintain the competitive position of the Company and its Subsidiaries by attracting and retaining key Employees; and (c) to provide incentive compensation to such key Employees based upon the Company's performance, as measured by the appreciation in Common Stock. The Options granted pursuant to the Plan are intended to constitute either Incentive Stock Options within the meaning of section 422 of the Code, or non-qualified stock options, as determined by the Committee, or the Board if no Committee has been appointed, at the time of Award. The type of Options awarded will be specified in the Option Agreement between the Company and the Optionee. The terms of this Plan shall be incorporated in the Option Agreement to be executed by the Optionee.

            Section 2. Definitions.

            (a) "Affiliate" shall mean, with respect to a Person, a Person that directly or indirectly controls, or is controlled by, or is under common control with such Person.

            (b) "Award" shall mean a grant of an Option or Options or an award of Restricted Stock to an Employee pursuant to the provisions of this Plan. Each separate grant of an Option or Options to an Employee, and each separate award of Restricted Stock, and each group of Options which matures on a separate date, is treated as a separate Award.

            (c) "Awardee" shall mean an Employee to whom an Award is made.

            (d) "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

            (e) "Change of Control" shall mean a change in the control of the Company which shall be deemed to have occurred upon the earliest to occur of the following: (i) the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or (ii) the date the stockholders of the Company approve a definitive agreement to sell or otherwise dispose of all or substantially all of the assets of the Company, or (iii) the date the stockholders
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of the Company and the stockholders of the other constituent corporations (or their respective boards of directors, if and to the extent that stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into another corporation, other than, in either case, a merger or consolidation of the Company in which the Company is the surviving entity, and in which shares of the Company's voting capital stock outstanding immediately before such merger or consolidation are exchanged or converted into shares which represent more than 50% of the Company's voting capital stock after such merger or consolidation, as such holders' ownership of voting capital stock of the Company immediately before the merger or consolidation, or (iv) the date any Person, other than (A) the Company, or (B) any of its Subsidiaries, or (C) any of the holders of the capital stock of the Company, as determined on the date that this Plan is adopted by the Board, or
(D) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (E) any Affiliate of any of the foregoing, shall have acquired beneficial ownership of, or shall have acquired voting control over more than 50% of the outstanding shares of the Company's voting capital stock (on a fully diluted basis), unless the transaction pursuant to which such Person acquired such beneficial ownership or control resulted from the original issuance by the Company of shares of its voting capital stock and was approved by at least a majority of the directors then in office.

            (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (g) "Committee" shall mean the Committee appointed by the Board in accordance with Section 4(a) of the Plan, if one is appointed, in which event in connection with this Plan, the Committee shall possess all of the power and authority of, and shall be authorized to take any and all actions required to be taken hereunder by, and make any and all determinations required taken hereunder by, the Board.

            (h) "Common Stock" shall mean Class A common stock of the Company, $.01 par value per Share.

            (i) "Company" shall mean Hagler Bailly, Inc., a Delaware corporation.

            (j) "Covenant Not to Compete" shall mean the noncompetition covenant set forth in Section 10 of the Stockholders Agreement or (if an Awardee is not a party thereto) otherwise applicable to the Awardee and the Company or its Subsidiaries.

            (k) "Disability" shall mean a disability of an employee, officer or a director which renders such employee, officer or director unable to perform the full extent of his duties and responsibilities by reason of his illness or incapacity which would entitle that employee, officer or director to receive Social Security Disability Income under the Social Security Act, as amended, and the regulations promulgated thereunder. "Disabled" shall mean having a Disability. The determination of whether an Optionee is Disabled shall be made by the Board, whose determination shall be conclusive; provided that, (i) if an Optionee is bound by the terms of an Employment Agreement between the Optionee and the Company, whether the Optionee is


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"Disabled" for purposes of the Plan shall be determined in accordance with the procedures set forth in said Employment Agreement, if such procedures are therein provided; and (ii) an Optionee bound by such an Employment Agreement shall not be determined to be Disabled under the Plan any earlier than he would be determined to be disabled under his Employment Agreement.

            (l) "Employee" shall mean any person employed by the Company or any of its Subsidiaries on whose behalf wages are reported on IRS Form W-2. Additionally, solely for purposes of determining those persons eligible under the Plan to be recipients of Awards of Options, which Options shall be limited to non-qualified stock options or Restricted Stock, and not for the purpose of affecting the status of the relationship between such person and the Company, the term "Employee" shall include independent contractors of and consultants to the Company, as well as members of the Board or of the board of directors of a Subsidiary.

            (m) "Exchange Act" shall mean The Securities Exchange Act of 1934, as amended.

            (n) "Fair Market Value Per Share" shall mean the fair market value of a share of Common Stock, as determined pursuant to Section 9 hereof.

            (o) "Grant Date" means (i) the effective date of registration under
Section 12 of the Exchange Act of a class of equity securities of the Company and (ii) each date thereafter prescribed under the Company's Articles of Incorporation and By-laws for the election of directors which falls before the earlier of (A) the date six months after the termination of such registration, or (B) the tenth anniversary of the date on which this Plan is adopted by the Board.

            (p) "Incentive Stock Option" shall mean an Option which is an incentive stock option as described in Section 422 of the Code.

            (q) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

            (r) "Option(s)" shall mean an Incentive Stock Option or a non-qualified stock option to purchase Shares that is Awarded pursuant to the Plan.

            (s) "Option Agreement" shall mean a written agreement substantially in the form of Exhibit A-1 and A-2, or such other form or forms as the Board or Committee (subject to the terms and conditions of this Plan) may from time to time approve evidencing and reflecting the terms of an Option.

            (t) "Optionee" shall mean an Employee to whom an Option is awarded.


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            (u) "Participant" shall mean each Employee of the Company or a
Subsidiary to whom an Award is granted pursuant to the Plan.

            (v) "Person" shall mean an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

            (w) "Plan" shall mean the Hagler Bailly, Inc. Employee Incentive and Non- Qualified Stock Option and Restricted Stock Plan, as amended from time to time.

            (x) "Pool" shall mean the pool of Shares of Common Stock subject to the Plan, as described in Section 6 hereof.

            (y) "Restricted Stock" shall mean an Award of Shares of Common Stock that is subject to restrictions pursuant to Section 8 hereof.

            (z) "Securities Act" shall mean The Securities Act of 1933, as amended.

            (aa) "Shares" shall mean shares of Common Stock contained in the Pool, as adjusted in accordance with Section 10 of the Plan.

            (bb) "Stock Purchase Agreement" shall mean an agreement substantially in the form attached hereto as Exhibit B, or such other form as the Board or Committee (subject to the terms and conditions of this Plan) may from time to time approve, which an Optionee shall be required to execute as a condition of purchasing Shares upon the exercise of an Option.

            (cc) "Stockholders Agreement" shall mean the Stockholders Agreement dated as of May 15, 1995 by and among the Company and its stockholders, as amended from time to time.

            (dd) "Subsidiary" shall mean a subsidiary corporation, whether now or hereafter existing, as defined in sections 424(f) and (g) of the Code.

            Section 3. Participation.

            (a) In General. Participants in the Plan shall be selected by the Board from the Employees. The Board may make Awards at any time and from time to time to Employees. Any Award may include or exclude any Employee, as the Board shall determine in its sole discretion.

            (b) Non-Employee Directors. In the event the Company has a class of equity securities registered under Section 12 of the Exchange Act, from the effective date of such registration until six months after the termination of such registration, no Awards of Options shall be made under the Plan to any director of the Company who is a Non-Employee Director except pursuant to this
Section 3(b).


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                  (i) Automatic Awards. Awards of Options to directors of the
Company who are Non-Employee Directors shall be granted, without any further action by the Board or Committee, as follows. Upon the effective date of the Company's registration of a class of equity securities under Section 12 of the Exchange Act, and on each Grant Date thereafter, each director of the Company who is a Non-Employee Director shall receive an Award of a non-qualified stock Option to purchase 3,000 Shares.

                  (ii) Option Price. The price per Share payable upon the exercise of any Option granted under this Section 3(b) shall be 100% of the Fair Market Value of such Share on the Grant Date.

            Section 4. Administration.

            (a) Procedure. The Plan shall be administered by the Board. The Board may at any time by a unanimous vote, with each Member voting, appoint a Committee consisting of not less than two persons, each of whom is a Non-Employee Director, to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Members of the Committee shall serve for such period of time as the Board may determine. Members of the Board or the Committee who are eligible for Options or have been Awarded Options may vote on any matters affecting the administration of the Plan or the Award of any Options pursuant to the Plan, except that no such member shall act upon the Award of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the Award of Options to himself or herself.

            From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

            (b) Powers of the Board and the Committee. Subject to the provisions of the Plan, the Board or its Committee shall have the authority, in its discretion: (i) to make Awards; (ii) to determine the Fair Market Value Per Share; (iii) to determine the exercise price of the Options to be Awarded in accordance with Sections 7 and 8 of the Plan; (iv) to determine the Employees to whom, and the time or times at which, Awards shall be made, and the number of Shares to be subject to each Award; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of each Award under the Plan, each Option Agreement and each Stock Purchase Agreement (which need not be identical with the terms of other Awards, Option Agreements and Stock Purchase Agreements) and, with the consent of the Optionee, to modify or amend an outstanding Option, Option Agreement or Stock Purchase Agreement; (vii) to accelerate the vesting or exercise date of any Award; (viii) to interpret the Plan or any agreement entered into with respect to an Award or exercise of Options; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate an Award or to take such other actions as may be necessary or appropriate with respect


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to the Company's rights pursuant to Awards or agreements relating to the Award or exercise thereof; and (x) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

            (c) Effect of the Board's or Committee's Decision. All decisions, determinations and interpretations of the Board or the Committee shall be final and binding with respect to all Awards under the Plan.

            (d) Limitation of Liability. Notwithstanding anything herein to the contrary (with the exception of Section 32 hereof), no member of the Board or of the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan or any Award hereunder.

            Section 5. Eligibility.

            Awards may be made only to Employees. An Employee who has received an Award, if he or she is otherwise eligible, may receive additional Awards.

            Section 6. Stock Subject to the Plan.

            Subject to the provisions of this Section 6 and the provisions of
Section 10 of the Plan, the maximum aggregate number of Shares which may be Awarded and sold under the Plan is 462,767.6 Shares of Common Stock (collectively, the "Pool"). Options Awarded from the Pool may be either Incentive Stock Options or non-qualified stock options, as determined by the Board. If an Option should expire or become unexercisable for any reason without having been exercised in full, or if a Restricted Stock Award shall fail to become vested, or if Shares are subsequently repurchased by the Company, the unpurchased or repurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, be returned to the Plan and become available for future Award under the Plan.

            Section 7. Terms and Conditions of Options.

            Each Option Awarded pursuant to the Plan shall be authorized by the Board and shall be evidenced by an Option Agreement in such form as the Board may from time to time determine. Each Option Agreement shall incorporate by reference all other terms and conditions of the Plan, including the following terms and conditions:

            (a) Number of Shares. The number of Shares subject to the Option, which may include fractional Shares.

            (b) Option Price. The price per Share payable on the exercise of any Option which is an Incentive Stock Option shall be stated in the Option Agreement and shall be no less than the Fair Market Value Per Share of the Common Stock on the date such Option is Awarded, without regard to any restriction other than a restriction which will never lapse. Notwithstanding


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

the foregoing, if an Option which is an Incentive Stock Option shall be Awarded under this Plan to any person who, at the time of the Award of such Option, owns stock possessing more than 10% of the total combined voting power of all classes of the Company's stock, the price per Share payable upon exercise of such Incentive Stock Option shall be no less than 110 percent (110%) of the Fair Market Value Per Share of the Common Stock on the date such Option is Awarded. The price per Share payable on the exercise of an Option which is a non-qualified stock option shall be at least $.01 per Share and shall be stated in the Option Agreement.

            (c) Consideration. The consideration to be paid for the Shares to be issued upon the exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, promissory notes or Shares of Common Stock having an aggregate Fair Market Value Per Share on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment permitted under any laws to which the Company is subject and which is approved by the Board. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

                  (i) If the consideration for the exercise of an Option is a promissory note, it may, in the discretion of the Board, be either full recourse or nonrecourse and shall bear interest at a per annum rate which is not less than the applicable federal rate determined in accordance with section 1274(d) of the Code as of the date of exercise. In such an instance the Company may, in its sole discretion, retain the Shares purchased upon exercise of the Option in escrow as security for payment of the promissory note.

                  (ii) If the consideration for the exercise of an Option is the surrender of previously acquired and owned shares of Common Stock, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his title to the shares of Common Stock used to effect the purchase (the "Payment Shares"), including without limitation, representations and warranties that the Optionee has good and marketable title to such Payment Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such Payment Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Company. The per Share value of the Payment Shares shall be the Fair Market Value Per Share of such Payment Shares on the date of exercise as determined by the Board in its sole discretion, exercised in good faith. If such Payment Shares were acquired upon previous exercise of Incentive Stock Options granted within two years prior to the exercise of the Option or acquired by the Optionee within one year prior to the exercise of the Option, such Optionee shall be required, as a condition to using the Payment Shares in payment of the exercise price of the Option, to acknowledge the tax consequences of doing so, in that such previously exercised Incentive Stock Options may have, by such action, lost their status as Incentive Stock Options, and the Optionee may have to recognize ordinary income for tax purposes as a result.


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

            (d) Form of Option. The Option Agreement will state whether the Option Awarded is an Incentive Stock Option or a non-qualified stock option, and will constitute a binding determination as to the form of Option Awarded.

            (e) Exercise of Options. Any Option Awarded hereunder shall be exercisable at such times and under such conditions as shall be set forth in the Option Agreement (as may be determined by the Board and as shall be permissible under the terms of the Plan), which may include performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Notwithstanding the foregoing, any Option awarded under
Section 3(b) hereunder shall be immediately exercisable in full.

                  An Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal executive office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any agreements required by the terms of the Plan and/or Option Agreement, including an executed Stock Purchase Agreement. Full payment may consist of such consideration and method of payment allowable under Section 7 of the Plan. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 10 of the Plan.

                  As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (f) Term and Vesting of Options.

                  (i) Notwithstanding any other provision of this Plan, no Option shall be (A) Awarded under this Plan after ten (10) years from the date on which this Plan is adopted by the Board, or (B) exercisable more than ten
(10) years from the date of Award; provided, however, that if an Option that is intended to be an Incentive Stock Option shall be Awarded under this Plan to any person who, at the time of the Award of such Option, owns stock possessing more than 10% of the total combined voting power for all classes of the Company's


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

stock, the foregoing clause (B) shall be deemed modified by substituting "five
(5) years" for the term "ten (10) years" that appears therein.

                  (ii) No Option Awarded to any Optionee shall be treated as an Incentive Stock Option, to the extent such Option would cause the aggregate Fair Market Value Per Share (determined as of the date of Award of each such Option) of the Shares with respect to which Incentive Stock Options are exercisable by such Optionee for the first time during any calendar year to exceed $100,000. For purposes of determining whether an Incentive Stock Option would cause such aggregate Fair Market Value Per Share to exceed the $100,000 limitation, such Incentive Stock Options shall be taken into account in the order Awarded. For purposes of this subsection, Incentive Stock Options include all Incentive Stock Options under all plans of the Company that are Incentive Stock Option plans within the meaning of section 422 of the Code.

            Except as provided in Section 7(g)(iv), Options Awarded hereunder shall mature and become exercisable in whole or in part, in accordance with such vesting schedule as the Board shall determine, which schedule shall be stated in the Option Agreement. Notwithstanding the preceding sentence, Options awarded pursuant to Section 3(b) hereunder shall be fully vested at grant. Options may be exercised in any order elected by the Optionee whether or not the Optionee holds any unexercised Options under this Plan or any other plan of the Company.

            (g) Termination of Options.

                  (i) Unless sooner terminated as provided in this Plan, each Option shall be exercisable for such period of time as shall be determined by the Board and set forth in the Option Agreement, and shall be void and unexercisable thereafter.

                  (ii) Except as otherwise provided herein or by the terms of any Award, no Option shall be exercisable after termination of the Optionee's employment with or other engagement by the Company for any reason.

                  (iii) Except as otherwise provided herein of by the terms of any Award, upon the Disability or death of an Optionee while in the employ of the Company, Options held by such Optionee which are exercisable on the date of Disability or death shall be exercisable for a period of twelve (12) months commencing on the date of the Optionee's Disability or death, by the Optionee or his legal guardian or representative or, in the case of death, by his executor(s) or administrator(s).

                  (iv) Options may be terminated at any time by agreement between the Company and the Optionee.

            (h) Forfeiture. Notwithstanding any other provision of this Plan, if an Optionee shall engage in any activity in breach of the Covenant Not to Compete, all Options held by such Optionee which have not yet been exercised shall terminate immediately upon the commencement thereof. Notwithstanding any other provision of this Plan, if the Optionee's employment or engagement is terminated for "cause" (as such term is defined in the Optionee's employment agreement or non-disclosure agreement with the Company, if any) or if the Board makes a determination that the Optionee:

                  (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or has otherwise breached any fiduciary duty owed to the Company;

                  (ii)  has been convicted of a felony;

                  (iii) has disclosed trade secrets or confidential information of the Company;

                  (iv) has breached any agreement with or duty to the Company in respect of confidentiality, non-disclosure, non-competition or otherwise, all unexercised Options shall terminate upon the date of such a finding, or, if earlier, the date of termination of employment or engagement for "cause."

            In the event of such a finding, in addition to immediate termination of all unexercised Options, the Optionee shall forfeit all Shares for which the Company has not yet delivered share certificates to the Optionee and the Company shall refund to the Optionee the Option purchase price paid to it, if any, in the same form as it was paid (or in cash at the Company's discretion). Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture.

            Section 8. Restricted Stock.

            (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Board shall determine the persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of Shares to be Awarded, the price (if any) to be paid by the recipient of Restricted Stock, the time or times within which such Awards may be subject to forfeiture, and all other conditions of the Awards.

            The Board may condition the vesting of Restricted Stock upon the attainment of specified performance goals or such other factors as the Board may determine, in its sole discretion, at the time of the Award.

            The provisions of Restricted Stock Awards need not be the same with respect to each recipient.


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

            (b) Awards. The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing the Award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award. The purchase price for shares of Restricted Stock may be zero.

            Each Employee receiving a Restricted Stock Award shall be required, as a condition precedent to receipt of such Award, to execute a joinder or other counterpart to the Stockholders Agreement.

            (c) Restrictions and Conditions. Except as provided in this Section 8(c), the Employee shall have, with respect to the Shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Board, in its sole discretion, as determined at the time of Award, may permit or require the payment of cash dividends in respect of Shares of Restricted Stock Awarded under the Plan to be deferred and, if the Board so determines, reinvested in additional Shares of Restricted Stock to the extent Shares are available under
Section 6 of the Plan.

            Section 9. Determination of Fair Market Value Per Share of Common Stock.

            (a) Except to the extent otherwise provided in this Section 9, the Fair Market Value Per Share of Common Stock shall be determined by the Board in its sole discretion.

            (b) Notwithstanding the provisions of Section 9(a), in the event that shares of Common Stock are traded in the over-the-counter market, the Fair Market Value Per Share of Common Stock shall be the mean of the bid and asked prices for a share of Common Stock on the relevant valuation date as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations ("NASDAQ") System), as applicable or, if there is no trading on such date, on the next trading date. In the event shares of Common Stock are listed on a national or regional securities exchange or traded through the NASDAQ National Market, the Fair Market Value of a share of Common Stock shall be the closing price for a share of Common Stock on the exchange or on the NASDAQ National Market, as reported in The Wall Street Journal on the relevant valuation date, or if there is no trading on that date, on the next trading date.

            Section 10. Adjustments.

            (a) Subject to required action by the stockholders, if any, the number of Shares as to which Awards may be made under this Plan and the number of Shares subject to outstanding Options and the Option prices thereof shall be adjusted proportionately for any increase or decrease in the number of outstanding Shares of Common Stock of the Company resulting from stock splits, reverse stock splits, stock dividends, reclassifications and recapitalizations, merger, consolidation, exchange of shares, or rights offered to purchase shares of Common Stock at a price substantially below Fair Market Value Per Share or any similar change affecting Common Stock.

            (b) No fractional Shares shall be issuable on account of any action mentioned in Section 10(a), and the aggregate number of Shares into which Shares then covered by the Award, when changed as the result of such action, shall be reduced to the number of whole Shares resulting from such action, unless the Board, in its sole discretion, shall determine to issue scrip certificates with respect to any fractional Shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

            Section 11. Rights as a Stockholder.

            A recipient of an Option Award shall have no rights as a stockholder of the Company and shall neither have the right to vote nor receive dividends with respect to any Shares subject to an Option until such Option has been exercised and a certificate with respect to the Shares purchased upon such exercise has been issued to him. A recipient of a Restricted Stock Award shall have all rights as a stockholder with respect to the Shares of Restricted Stock Awarded from and after the later to occur of (i) the date of the Award (as determined under Section 12 hereof) or (ii) the date the Awardee makes payment of the purchase price, if any, designated by the Board as a condition of such Award.

            Section 12. Time of Awarding Options.

            The date of an Award shall, for all purposes, be the date which the Board specifies when the Board makes its determination that an Award is made or if none is specified, then the date of the Board's determination. Notice of the determination shall be given to each Employee to whom an Award is made within a reasonable time after the date of such Award.

            Section 13. Modification, Extension and Renewal of Option.

            Subject to the terms and conditions of the Plan, the Board may modify, extend or renew an Award, or accept the surrender of an Award (to the extent not theretofore exercised). Notwithstanding the foregoing, (a) no modification of an Award which adversely affects the Awardee shall be made without the consent of the Awardee, and (b) no Incentive Stock Option may be modified, extended or renewed if such action would cause it to cease to be an "Incentive Stock Option" within the meaning of section 422 of the Code, unless the Optionee specifically acknowledges and consents to the tax consequences of such action.

            Section 14. Purchase for Investment and Other Restrictions.

            (a) The obligation of the Company to issue Shares to an Awardee upon the exercise of an Option or as part of a Restricted Stock Award granted under the Plan is conditioned upon (i) the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue such Shares, and (ii) such issuance complying with all relevant provisions of the law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder.

            (b) At the option of the Board, the obligation of the Company to issue Shares to an Awardee upon the exercise of an Option granted, or upon a Restricted Stock Award made, under the Plan may be conditioned upon obtaining appropriate representations, warranties, restrictions and agreements of the Awardee as set forth in the applicable Stock Purchase Agreement. Among other representations, warranties, restrictions and agreements, the Awardee may be required to represent and agree that the purchase of Shares shall be for investment, and not with a view to the public resale or distribution thereof, unless the Shares are registered under the Securities Act and the issuance and sale of the Shares complies with all other laws, rules and regulations applicable thereto. Unless the issuance of such Shares is registered under the Securities Act, the Awardee shall acknowledge that the Shares purchased are not registered under the Securities Act and may not be sold or otherwise transferred unless the Shares have been registered under the Securities Act in connection with the sale or other transfer thereof, or that counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such Shares is exempt from registration under the Securities Act, and unless said sale or transfer is in compliance with all other applicable laws, rules and regulations, including all applicable federal and state securities laws, rules and regulations. Additionally, the Shares, when issued, shall be subject to other transfer restrictions, rights of first refusal and rights of repurchase as set forth in Stockholders Agreement. Unless the Shares subject to an Award are registered under the Securities Act, the certificates representing such Shares issued shall contain the following legend in substantially the following form:

            THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO HAGLER BAILLY, INC. THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

            Section 15. Transferability.

            No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of the Optionee, his Options shall be exercisable only by such Optionee, or, in the event of his or her legal incapacity or Disability, then by the Optionee's legal guardian or representative.

            Section 16. Other Provisions.

            The Option Agreement and Stock Purchase Agreement may contain such other provisions as the Board in its discretion deems advisable and which are not inconsistent with the provisions of this Plan, including, without limitation, restrictions upon or conditions precedent to the exercise of the Option.

            Section 17. Power of Board in Case of Change of Control.

            Notwithstanding anything to the contrary set forth in this Plan (with the exception of Section 32 hereof), in the event of a Change of Control, the Board shall have the right to accelerate the vesting of all unmatured Options or Restricted Stock Awards. In addition, in the event of a Change of Control of the Company by reason of a merger, consolidation or tax free reorganization or sale of all or substantially all of the assets of the Company, the Board shall have the right to terminate this Plan and to (a) exchange all Options or Restricted Stock Awards for options to purchase common stock in the successor corporation or (b) distribute to each Awardee cash and/or other property in an amount equal to and in the same form as the Optionee would have received from the successor corporation if the Optionee had owned the Shares subject to the Option rather than the Option at the time of the Change of Control. The form of payment or distribution to the Optionee pursuant to this Section shall be determined by the Board.

            Section 18. Amendment of the Plan.

            Insofar as permitted by law and the Plan, the Board may from time to time suspend, terminate or discontinue the Plan or revise or amend it in any respect whatsoever with respect to any Shares at the time not subject to an Option; provided, however, that without approval of the stockholders, no such revision or amendment may change the aggregate number of Shares for which Options may be awarded hereunder, change the designation of the class of Employees eligible to receive Options or decrease the price at which Options may be awarded.

            Any other provision of this Section 18 notwithstanding, the Board specifically is authorized to adopt any amendment to this Plan deemed by the Board to be necessary or advisable to assure that the Incentive Stock Options or the non-qualified stock options available under the Plan continue to be treated as such, respectively, under all applicable laws.

            Section 19. Application of Funds.

            The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options or the purchase of Restricted Stock shall be used for general corporate purposes or such other purpose as may be determined by the Board.

            Section 20. No Obligation to Exercise Option.

            The Awarding of an Option shall impose no obligation upon the Optionee to exercise such Option.

            Section 21. Approval of Stockholders.

            This Plan shall become effective on the date that it is adopted by the Board; provided, however, that it shall become limited to a non-qualified stock option plan if it is not approved by the holders of a majority of the Company's outstanding voting stock within one year (365 days) of its adoption by the Board. The Board may make Awards hereunder prior to approval of the Plan or any material amendments thereto by the holders of a majority of the Company's outstanding voting stock; provided, however, that any and all Options so Awarded automatically shall be converted into non-qualified stock options if the Plan is not approved by such stockholders within 365 days of its adoption or material amendment.

            Section 22. Conditions Upon Issuance of Shares.

            Shares shall not be issued pursuant to the exercise of an Option or Award of Restricted Stock unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto or the issuance of Restricted Stock shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            Section 23. Reservation of Shares.

            The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

            The Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

            Section 24. Stock Option and Stock Purchase Agreements.

            Options shall be evidenced by an Option Agreement in such form or forms as the Board shall approve from time to time. Upon the exercise of an Option, the Optionee shall sign and deliver to the Company a Stock Purchase Agreement in such form or forms as the Board shall approve from time to time.

            Section 25. Taxes, Fees, Expenses and Withholding of Taxes.

            (a) The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the Award of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

            (b) The Award of Options or Restricted Stock hereunder and the issuance of Shares pursuant to the exercise of Options is conditioned upon the Company's reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Awardee, any taxes required to be withheld under federal, state or local law as a result of the Award or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Awardee is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Awardee (or such other person entitled herein to exercise the Option), as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law.

            Section 26. Notices.

            Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to an Awardee shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Option Agreement, or at such other address as such Awardee or his or her permitted transferee (upon the transfer of the Shares) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given on the date and at the time delivered via personal, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received. It shall be the obligation of each Optionee and each permitted transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

            Section 27. No Enlargement of Awardee Rights.

            This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Awardee, or to be consideration for or a condition of the employment or service of any Awardee. Nothing contained in this Plan shall be deemed to give any Awardee the right to be retained in the employ or service of the Company or any Subsidiary, or to interfere with the right of the Company or any such corporation to discharge or retire any Awardee thereof at any time subject to applicable law. No Awardee shall have any right to or interest in Awards authorized hereunder prior to the Award thereof to such Awardee, and upon such Award he shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

            Section 28. Information to Awardees.

            The Company, upon request, shall provide without charge to each Awardee copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

            Section 29. Availability of Plan.

            A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him to any eligible person making reasonable inquiry concerning it.

            Section 30. Invalid Provisions.

            In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

            Section 31. Applicable Law.

            This Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

            Section 32. Board Action.

            Notwithstanding anything to the contrary set forth in this Plan, any and all actions of the Board or Committee, as the case may be, taken under or in connection with this Plan and any agreements, instruments, documents, certificates or other writings entered into, executed, granted, issued and/or delivered pursuant to the terms hereof, shall be subject to and limited by any and all votes, consents, approvals, waivers or other actions of all or certain stockholders of the Company or other persons required pursuant to (i) the Company's Certificate of Incorporation (as the same may be amended and/or restated from time to time), (ii) the Company's Bylaws (as the same may be amended and/or restated from time to time), and (iii) any other agreement, instrument, document or writing now or hereafter existing, between or among the Company and its stockholders or other persons (as the same may be amended from time to time).

EXHIBIT A-1

                  HAGLER BAILLY, INC. EMPLOYEE INCENTIVE AND
             NON-QUALIFIED STOCK OPTION AND RESTRICTED STOCK PLAN

                        INCENTIVE STOCK OPTION AGREEMENT

            Hagler Bailly, Inc., a Delaware corporation (the "Company"), hereby grants to ____________________________ (the "Optionee") an option to purchase a total of __________ shares of Common Stock of the Company, at the price and on the terms set forth herein, and in all respects subject to the terms, definitions and provisions of the Hagler Bailly, Inc. Employee Incentive and Non-Qualified Stock Option and Restricted Stock Plan (the "Plan") applicable to Incentive Stock Options, which terms and provisions are hereby incorporated by reference herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meanings when used herein.

            1. Nature of the Option. This Option is intended to be an Incentive Stock Option within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

            2. Date of Grant; Term of Option. This Option is granted this ____ day of ______________, 199_, and it may not be exercised later than ___________________________, subject to earlier termination, as provided in the Plan.

            3. Option Exercise Price. The Option exercise price is ________ ($____) per Share.

            4. Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option Agreement as follows:

                  (a) Right to Exercise. This Option shall vest and be exercisable as follows: ________________________________________________________
_______________________________________________________________________________.

                  (b) Method of Exercise. This Option shall be exercisable during its term by written notice which shall state the election to exercise this Option, the number of full Shares in respect to which this Option is being exercised and which shall contain or be accompanied by such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be reasonably required by the Company as contemplated by the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Stock Purchase Agreement in the form attached hereto. Payment of the purchase price shall be by check or such other consideration and other method of payment as may be authorized by the Board pursuant to the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as required under the Plan, the Stock Purchase Agreement, and/or applicable law.

                  (c) Restrictions on Exercise. This Option may not be exercised if the issuance of the Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

            5. Investment Representations. Unless the Shares have been registered under the Securities Act of 1933, in connection with the acquisition of this Option, the Optionee represents and warrants as follows:

                  (a) The Optionee is acquiring this Option, and upon exercise of this Option, he will be acquiring the Shares for investment for his own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

                  (b) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his business or financial experience, has, and could be reasonably assumed to have, the capacity to protect his interests in connection with the acquisition of this Option and the Shares.

            6. Termination of Status as an Employee. Subject to the provisions of Section 7 hereof, if the Optionee ceases to serve the Company or its Subsidiaries for any reason other than death or Disability and thereby terminates his status as an Employee, the Optionee shall have the right to exercise this Option at any time within the three (3) month period after the date of such termination to the extent that the Optionee was entitled to exercise the Option at the date of such termination. If the Optionee ceases to serve the Company due to death or Disability, this Option may be exercised at any time within one (1) year after the date of death or termination of service due to Disability, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of Disability, by the Optionee or his legal guardian or representative, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or to the extent the Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.

            7. Forfeiture of Option. Notwithstanding any other provision of this Option, if an Optionee shall engage in any activity in breach of the Covenant Not to Compete, all Options held by such Optionee which have not yet been exercised shall terminate immediately upon the commencement thereof. If an Optionee's employment is terminated for "Cause" (as defined in the Stockholders Agreement), all unexercised Options shall terminate upon the date of termination of employment for Cause.

            8. Non-transferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by such Optionee (or by such Optionee's representation pursuant to Section 6). Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

            9. Continuation of Employment. Neither the Plan nor this Option shall confer upon any Optionee any right to continue in the employment of the Company or limit in any respect the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

            10. Withholding. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee (or such other person entitled to exercise the Option pursuant to Section 6 hereof) shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

            11. The Plan. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof. Pursuant to the Plan, the Board of Directors of the Company is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by the Optionee or the persons entitled to exercise this Option at the Company's principal office.

            12. Conversion to Non-Qualified Option. Notwithstanding anything to the contrary set forth herein, this Option is being granted subject to the condition that in the event the Plan is not approved by the stockholders of the Company within 365 days of the date that the Plan was adopted by the Board of Directors of the Company, this Option shall automatically be converted into a non-qualified stock option.

            13. Early Disposition of Stock. Subject to the fulfillment by Optionee of any conditions upon the disposition of Shares received under this Option, Optionee hereby agrees that if he disposes of any Shares received under this Option within one (1) year after such Shares were transferred to him, or within two (2) years after the Option was awarded to him, he will notify the Company in writing within thirty (30) days after the date of such disposition. Optionee acknowledges that disposition by him within such one (1) year or two
(2) year period would disqualify him from capital gain treatment for any gain realized upon such disposition.

            14. Entire Agreement. This Agreement, together with the Plan and the other exhibits attached thereto or hereto, represents the entire agreement between the parties.

            15. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware.

            16. Amendment. Subject to the provisions of the Plan, this Agreement may only be amended by a writing signed by each of the parties hereto.

            IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this instrument, this _____ day of __________, 199_.


                         By:   _________________________
                         Name: _________________________
                         Title:_________________________

                                ACKNOWLEDGEMENT

            The Optionee acknowledges receipt of a copy of the Hagler Bailly, Inc. Employee Incentive and Non-Qualified Stock Option and Restricted Stock Plan (the "Plan"), a copy of which is attached hereto, and represents that he or she has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.

Date: ____________________          _________________________
                                    Signature of Optionee

                                    _________________________
                                    Name of Optionee

                                    _________________________
                                    Address

                                    _________________________
                                    City, State, Zip Code

            THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

            THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AGREEMENT TO BE ENTERED INTO BETWEEN THE HOLDER OF THIS OPTION AND THE COMPANY UPON EXERCISE OF THIS OPTION, A COPY OF WHICH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

EXHIBIT A-2

                  HAGLER BAILLY, INC. EMPLOYEE INCENTIVE AND
             NON-QUALIFIED STOCK OPTION AND RESTRICTED STOCK PLAN

                      NON-QUALIFIED STOCK OPTION AGREEMENT

            Hagler Bailly, Inc., a Delaware corporation (the "Company"), hereby grants to ____________________________ (the "Optionee") an option to purchase a total of __________ shares of Common Stock of the Company, at the price and on the terms set forth herein, and in all respects subject to the terms, definitions and provisions of the Hagler Bailly, Inc. Employee Incentive and Non-Qualified Stock Option and Restricted Stock Plan (the "Plan") applicable to non-qualified stock options, which terms and provisions are hereby incorporated by reference herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meanings when used herein.

            1. Nature of the Option. This Option is intended to be a nonstatutory stock option and is not intended to be an Incentive Stock Option within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or to otherwise qualify for any special tax benefits to the Optionee.

            2. Date of Grant; Term of Option. This Option is granted this _____ day of ________________, 199_, and it may not be exercised later than _______________________, subject to earlier termination, as provided in the Plan.

            3. Option Exercise Price. The Option exercise price is ______ ($_____) per Share.

            4. Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option Agreement as follows:

                  (a) Right to Exercise. This Option shall vest and be exercisable as follows: ________________________________________________________
_______________________________________________________________________________.

                  (b) Method of Exercise. This Option shall be exercisable during its term by written notice which shall state the election to exercise this Option, the number of full Shares in respect to which this Option is being exercised and which shall contain or be accompanied by such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be reasonably required by the Company as contemplated by the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Stock Purchase Agreement in the form attached hereto. Payment of the purchase price shall be by check or such consideration and method of payment authorized by the Board pursuant to the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as required under the Plan, the Stock Purchase Agreement, and/or applicable law.

                  (c) Restrictions on Exercise. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

            5. Investment Representations. Unless the Shares have been registered under the Securities Act of 1933, in connection with the acquisition of this Option, the Optionee represents and warrants as follows:

                  (a) The Optionee is acquiring this Option, and upon exercise of this Option, he will be acquiring the Shares for investment for his own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

                  (b) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his business or financial experience, has, and could be reasonably assumed to have, the capacity to protect his interests in connection with the acquisition of this Option and the Shares.

            6. Termination of Status as an Employee. Subject to the provisions of Section 7 hereof, if the Optionee ceases to serve the Company or its Subsidiaries for any reason other than death or Disability and thereby terminates his status as an Employee, the Optionee shall have the right to exercise this Option at any time within the three (3) month period after the date of such termination to the extent that the Optionee was entitled to exercise the Option at the date of such termination. If the Optionee ceases to serve the Company due to death or Disability, this Option may be exercised at any time within one (1) year after the date of death or termination of service due to Disability, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of Disability, by the Optionee or his legal guardian or representative, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or to the extent the Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.

            7. Forfeiture of Option. Notwithstanding any other provision of this Option, if an Optionee shall engage in any activity in breach of the Covenant Not to Compete, all Options held by such Optionee which have not yet been exercised shall terminate immediately upon the commencement thereof. If an Optionee's employment is terminated for "Cause" (as defined in the Stockholders Agreement), all unexercised Options shall terminate upon the date of termination of employment for Cause.

            8. Non-transferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by such Optionee (or by such Optionee's representative pursuant to Section 6). Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

            9. Continuation of Employment or Engagement. Neither the Plan nor this Option shall confer upon any Optionee any right to continue in the service of the Company or any of its Subsidiaries or limit, in any respect, the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

            10. Withholding. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee (or such other person entitled to exercise the Option pursuant to Section 6 hereof) shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

            11. The Plan. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof. Pursuant to the Plan, the Board of Directors of the Company is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by the Optionee or the persons entitled to exercise this Option at the Company's principal office.

            12. Entire Agreement. This Agreement, together with the Plan and the other exhibits attached thereto or hereto, represents the entire agreement between the parties.

            13. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware.

            14. Amendment. Subject to the provisions of the Plan, this Agreement may only be amended by a writing signed by each of the parties hereto.

            IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this instrument this _____ day of __________, 199_.

                         By:   _________________________
                         Name: _________________________
                         Title:_________________________

                                ACKNOWLEDGEMENT

            The Optionee acknowledges receipt of a copy of the Hagler Bailly, Inc. Employee Incentive and Non-Qualified Stock Option and Restricted Stock Plan (the "Plan"), a copy of which is attached hereto, and represents that he or she has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.

Date: ____________________          _________________________
                                    Signature of Optionee

                                    _________________________
                                    Name of Optionee

                                    _________________________
                                    Address

                                    _________________________
                                    City, State, Zip Code

            THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

            THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AGREEMENT TO BE ENTERED INTO BETWEEN THE HOLDER OF THIS OPTION AND THE COMPANY UPON EXERCISE OF THIS OPTION, A COPY OF WHICH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

EXHIBIT B

                  HAGLER BAILLY, INC. EMPLOYEE INCENTIVE AND
             NON-QUALIFIED STOCK OPTION AND RESTRICTED STOCK PLAN

                           STOCK PURCHASE AGREEMENT

            This Agreement is made this _____ day of ____________, 199_, by and between Hagler Bailly, Inc., a Delaware corporation (the "Company"), and ___________________________ (the "Optionee").

                               R E C I T A L S:

            1. Optionee was granted a Stock Option (the "Option") on ________________, 19___ pursuant to the Hagler Bailly, Inc. Employee Incentive and NonQualified Stock Option and Restricted Stock Plan (the "Plan"), the terms and conditions of which are incorporated herein by reference.

            2. Pursuant to said Option, Optionee was granted the right to purchase _________ shares of the Company's Common Stock, as adjusted in accordance with the Plan (the "Optioned Shares").

            3. Optionee has elected to exercise the Option to purchase ______________ of such Optioned Shares (herein referred to as the "Shares") under the Stock Option Agreement evidencing said Option (the "Option Agreement").

            4. As required by the Option Agreement, as a condition to Optionee's exercise of the Option, Optionee must execute this Agreement which gives the Company certain rights, including, but not limited to, transfer restrictions with respect to the Shares, rights of first refusal upon a proposed sale or transfer of the Shares and other rights to repurchase the Shares being issued pursuant to the terms hereof.

      NOW, THEREFORE, IT IS AGREED between the parties as follows:

            1. Definitions. Unless the context herein otherwise requires, or a definition is otherwise provided below in this Section 1 or elsewhere in the Agreement, the defined terms in the Plan shall have the same meaning herein.

      As used in this Agreement, the following terms shall have the following respective meanings:

            "Termination of Employment" shall mean the termination or cessation of the Employee's employment with or engagement by the Company (or any subsidiary thereof).

            "Transfer" shall include any direct or indirect sale, assignment, transfer, pledge, hypothecation or other disposition of any Shares or of any legal or beneficial interest therein.

            2. Exercise of Option. Subject to the terms and conditions hereof, Optionee hereby agrees to exercise his Option or a portion thereof to purchase ______________ Shares of Common Stock at $________ per Share, payable in accordance with the terms and provisions of the Option Agreement.

            3. Transfer Restrictions.

                  (a) In General. Optionee hereby agrees to be bound by the terms, conditions and restrictions set forth in the Stockholders Agreement. Optionee hereby agrees to become a signatory and party to the Stockholders Agreement and to execute any and all necessary or appropriate documents or instruments to effect the foregoing. The terms of the Stockholders Agreement are incorporated herein by reference.

                  (b) No Transfers During Employment or Other Engagement. In addition to the restrictions imposed by Section 3(a) herein, Optionee hereby agrees that he shall not Transfer any of his Shares except as otherwise specifically provided for herein. Anything to the contrary herein notwithstanding, the Stockholder shall not at any time Transfer any Shares for so long as he shall be employed by the Company and such Shares remain subject to the Company's repurchase option under this Agreement, except pursuant to Section 3(c) herein.

                  (c) Permitted Transfers. Notwithstanding anything to the contrary contained herein, the Stockholder may Transfer all or any of his Shares to the spouse, parents, siblings or lineal descendants of the Stockholder or to any trust for the exclusive benefit of any of the foregoing or of the Stockholder; provided that any such transferee shall agree in writing with the Company, prior to and as a condition precedent to such transfer, to be bound by all of the provisions of this Agreement to the same extent as if such transferee was the Stockholder (including, but not limited to, being affected hereunder by all subsequent occurrences giving rise to repurchase rights of the Company to purchase the Shares of the original Stockholder/transferor then held by the permitted transferee) and provided, further, that the interests in such trusts shall be non-transferable.

                  (d) Public Offering. If requested in writing by the managing underwriters, if any, of any public offering of the Company's Common Stock, the Stockholder agrees not to offer, sell, contract to sell or otherwise dispose of any Shares, except to the extent such Shares are being registered for sale in such public offering, within thirty (30) days before and up to three hundred and sixty-five (365) days after the effective date of the registration statement filed with respect to said public offering.

            4. Right of First Refusal on Dispositions.

                  (a) To the extent permitted by applicable securities laws, if at any time the Stockholder receives a bona fide, arm's length offer from a credit worthy third party which such Stockholder desires to accept (the "Proposed Transferee"), the Stockholder shall submit a written offer (the "Offer") to sell such Shares (the "Offered Shares") to the Company, on terms and conditions, including price, not less favorable to the Company than those on which the Stockholder proposes to sell the Offered Shares to the Proposed Transferee. The Offer shall disclose the identity of the Proposed Transferee, the number of Offered Shares proposed to be sold, the total number of Shares owned by the Stockholder, the terms and conditions, including price, of the proposed sale, the address of the Stockholder and any other material facts relating to the proposed sale.

                  (b) If the Company desires to purchase all of the Offered Shares, the Company shall communicate in writing its election to purchase (an "Acceptance") to the Stockholder, which Acceptance shall be delivered in person or mailed to the Stockholder within twenty (20) days after the date the Offer was made.

                  (c) If the Company accepts the Offer as to all of the Offered Shares, the sale of the Offered Shares to be sold to the Company pursuant to this Section 4(c) shall be made at the offices of the Company on or before the thirtieth (30th) day following the expiration of the aforementioned 20-day period, after the Offer is made (or if such thirtieth (30th) day is not a business day, then on the next succeeding business day). Such sales shall be effected by the Stockholder's delivery to the Company of a certificate or certificates evidencing the Offered Shares to be purchased by it or him, duly endorsed for transfer to the Company, which Shares shall be delivered free and clear of all liens, charges, claims and encumbrances of any nature whatsoever, against payment to the Stockholder of the purchase price therefor by the Company. Payment for the Offered Shares shall be made as provided in the Offer or by wire transfer or certified check.

                  (d) If the Company does not agree to purchase all of the Offered Shares, then the Offered Shares may be sold by the Stockholder at any time within ninety (90) days after the date the Offer was made. Any such sale shall be to the Proposed Transferee, at not less than the price and upon other terms and conditions, if any, not more favorable to the

Proposed Transferee than those specified in the Offer. Any Offered Shares not sold within such 90-day period shall continue to be subject to the requirements of a prior offer pursuant to this Section 4(d).

                  (e) Nothing herein shall exempt Stockholder from complying with the terms and conditions of the Stockholders Agreement in the event of a sale to the Proposed Transferee.

            5. Failure to Deliver Shares. If the Stockholder becomes obligated to sell any Shares to the Company under this Agreement and fails to deliver such Shares in accordance with the terms of this Agreement (a "Defaulting Stockholder"), the Company, at its option, in addition to all other remedies available at law or in equity, may send to the Stockholder the purchase price for such Shares as is herein specified. Thereupon, the Company, upon written notice to the Stockholder, shall cancel on its books the certificate or certificates representing the Shares to be sold.

            6. Escrow. As security for his faithful performance of the terms of this Agreement and to insure the availability for delivery of Stockholder's Shares upon exercise, under this Agreement, of the rights of the Company and the rights of the other beneficiaries to this Agreement, Stockholder agrees, if requested in writing by the Company, to deliver to and deposit with the Secretary of the Company or his nominee ("the Escrow Holder"), as escrow holder in this transaction, five Stock Assignments duly endorsed (with date and number of shares blank) in the form attached hereto as Attachment A, together with the certificate or certificates evidencing the Shares; said documents are to be held by the Escrow Holder and delivered to said Escrow Holder pursuant to the Joint Escrow Instructions of the Company and Stockholder set forth in Attachment B attached hereto and incorporated herein by this reference, which instructions shall also be delivered to the Escrow Holder at the closing hereunder.

            7. Assignment. The Company may assign its rights under paragraph 4 hereof to one or more persons, who shall have the right to so exercise such rights in his own name and for his own account. If the exercise of any such right requires the consent of any state or other regulatory authority, the parties agree to cooperate in requesting such consent.

            8. Adjustment. If, from time to time during the term of the Stockholders Agreement:

                  (a) There is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company; or

                  (b) There is any consolidation, merger or sale of all or substantially all of the assets of the Company;

then, in such event, any and all new, substituted or additional securities or other property to which Optionee is entitled by reason of his ownership of Shares shall be immediately subject to the terms of the Stockholders Agreement, and be included in the term "Stock" (as defined therein) for all purposes with the same force and effect as the Stock presently subject to such rights and restrictions (provided, however, that if such consolidation, merger or sale of all, or substantially all, of the assets of the Company causes a termination of the rights and restrictions set forth in the Stockholders Agreement, then such new, substituted or additional securities or other property shall not be included in the word "Stock" for the purposes of this paragraph).

            9. Legends. All certificates representing any Shares of the Company subject to the provisions of this Agreement shall have endorsed thereon the following legend in substantially the following form unless in the opinion of counsel such legend is no longer necessary:

            THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO HAGLER BAILLY, INC. THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS. MOREOVER, THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND RESTRICTED BY THE PROVISIONS OF A CERTAIN STOCK PURCHASE AGREEMENT BETWEEN HAGLER BAILLY, INC. AND THE STOCKHOLDER AND THE TERMS OF A CERTAIN STOCKHOLDERS AGREEMENT, A COPY OF WHICH AGREEMENT WILL BE FURNISHED BY HAGLER BAILLY, INC. UPON WRITTEN REQUEST AND WITHOUT CHARGE,

            AND ALL OF THE PROVISIONS OF SUCH AGREEMENTS ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE.

            10. Investment Representations. Unless the Shares have been registered under the Securities Act of 1933, as amended (the "Act"), in which event the Company will so advise Optionee in writing, Optionee agrees, represents and warrants, in connection with the proposed purchase of the Shares, that:

                  (a) he is purchasing the Shares solely for his own account for investment and not with a view to, or for resale in connection with any distribution thereof within the meaning of the Act. Optionee further represents that he does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof; and that the entire legal and beneficial interest of the Shares he is purchasing is being purchased for, and will be held for the account of, Optionee only and neither in whole nor in part for any other person;

                  (b) he is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Optionee further represents that he has a preexisting personal or business relationship with the officers and directors of the Company and that he has such knowledge and experience in business and financial matters to enable him to evaluate the risks of the prospective investment and to make an informed investment decision with respect thereto and that he has the capacity to protect his own interests in connection with the purchase of the Shares. Optionee further represents and warrants that he has discussed the Company and its plans, operations and financial condition with its officers, has received all such information as he deems necessary and appropriate to enable him to evaluate the financial risk inherent in making an investment in the Shares and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof;

                  (c) he realizes that his purchase of the Shares will be a speculative investment and that he is able, without impairing his financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on his investment;

                  (d) the Company has disclosed to him in writing that (i) the sale of the Shares has not been registered under the Act, and the Shares must be held indefinitely unless a transfer of them is subsequently registered under the Act or an exemption from such registration is available, and that the Company is under no obligation to register the Shares; and (ii) the Company shall make a notation in its records of the aforementioned restrictions on transfer and legends.

            11. Miscellaneous.

                  (a) Subject to the provisions of this Agreement, Optionee shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the purchased Shares.

                  (b) The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

                  (c) Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at his address hereinafter shown below his signature or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

                  (d) This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to all compliance with the restrictions on transfer herein set forth, be binding upon Optionee, his heirs, executors, administrators, and permitted successors and assigns.

                  (e) This Agreement shall be construed under the laws of the State of Delaware and constitutes the entire Agreement of the parties with respect to the subject matter hereof superseding all prior written or oral agreements, and no amendment or addition hereto shall be deemed effective unless agreed to in writing by the parties hereto.

                  (f) If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Agreement.

                  (g) Nothing in this Agreement shall be deemed to create any term of employment or affect in any manner whatsoever the right or power of the Company to terminate Optionee's employment.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above-written.

                              HAGLER BAILLY, INC.


                              By:   _____________________________
                              Title:_____________________________


                              ___________________________________
                              (Optionee's Signature)

                              Address: __________________________

                                       __________________________

                               CONSENT OF SPOUSE

Name of Optionee:__________________________

            The undersigned spouse of Optionee agrees that his or her interest, if any, in the Shares subject to the foregoing Stock Purchase Agreement shall be irrevocably bound by this Stock Purchase Agreement and further understands and agrees that any community property interest, if any, shall be similarly bound by this Stock Purchase Agreement.


Date: ________________              _______________________
                                    Spouse of Optionee

                                 ATTACHMENT A

                     ASSIGNMENT SEPARATE FROM CERTIFICATE

      FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto _________________________________________________________________
(_________) shares of the Common Stock (the "Shares") of Hagler Bailly, Inc., a Delaware corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No. __________ herewith, and does hereby irrevocably constitute and appoint __________________________ attorney to transfer the said shares on the books of the Company with full power of substitution in the premises.

Dated: ________________       Signature: ________________________

                           JOINT ESCROW INSTRUCTIONS

                               __________, 19__


__________________________
Secretary,
Hagler Bailly, Inc.
[address & phone number]


Dear _____________________:

            As Escrow Agent for both Hagler Bailly, Inc., a Delaware corporation (the "Company"), and the undersigned grantee of an option to purchase stock of the Company (the "Optionee"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Stock Purchase Agreement dated _______________, 19__, to which a copy of these Joint Escrow Instructions is attached as Attachment B (the "Agreement"), in accordance with the following instructions:

            1. In the event the Company and/or any assignee or designee of the Company (referred to collectively for convenience herein as the "Company") and/or any other signatory to or beneficiary of rights set forth in the Agreement shall elect to exercise any rights of first refusal, other rights of repurchase and/or other rights (collectively, "Rights") set forth in the Agreement, the Company shall give to Optionee and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal executive office of the Company. The Optionee and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

            2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or other applicable purchaser against the simultaneous delivery to you of the purchase price (by check, delivery of shares of common stock of the Company having a fair market value equal to the purchase price, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Rights, and (d) to take any and all other actions deemed by you to be necessary, appropriate or desirable to effect the terms of or contemplated by the Agreement.

            3. Optionee irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock (and stock assignments) to be held by you hereunder and any additions and substitutions to said stock as defined in the Agreement. Optionee does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all stock certificates, stock assignments, or other documents necessary or appropriate to make such securities negotiable and complete any transaction contemplated herein or in the Agreement or the Company's Incentive and NonQualified Stock Option and Restricted Stock Plan.

            4. This escrow shall terminate at such time as there are no longer any shares of stock subject to the Rights.

            5. The Employee shall have the right to vote the shares of stock deposited hereunder (the "Shares"). Subject to the next succeeding sentence, all dividends and other distributions of cash or property, other than securities (which are addressed below), paid or made with respect to the Shares held in escrow shall be accumulated and held in escrow by the Company for the benefit of the Optionee and will, upon termination of the escrow, be paid over to the Optionee, together with interest actually earned thereon from the date of payment of such dividends or distributions through the date as of which such dividends or distributions are paid over. If and to the extent any Shares are repurchased by the Company, all undistributed dividends and other distributions attributable to the Shares so repurchased, as well as the interest actually earned thereon, shall become the sole property of the Company, free and clear of any claim by the Optionee. If, from time to time during the term of the escrow arrangement, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the company, any and all new, substituted or additional securities to which the Optionee is entitled by reason of his ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Agent and included thereafter as Shares subject to repurchase for purposes of the Agreement.

            6. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Optionee, you shall deliver all of same to Optionee and shall be discharged of all further obligations hereunder.

            7. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto, provided, however, that the Company may, at any time, elect to terminate this escrow by notice to the Optionee and you.

            8. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Optionee while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys, who may be counsel to the Company, shall be conclusive evidence of such good faith.

            9. You are hereby expressly authorized to disregard any and all directions, notices and/or warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

            10. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

            11. You shall not be liable for the unenforceability or outlawing of any rights with respect to these Joint Escrow Instructions, the Agreement or any documents deposited with you nor shall you be liable for the running of any statute of limitations with respect to any such rights.

            12. You may, but need not, submit a memorandum to the Optionee and to the Company setting forth action you intend to take with respect to the escrow of the Shares and requesting the parties to acknowledge the propriety of the intended action. If, in any such case, either party fails or refuses to acknowledge the propriety of the intended action, you may engage and seek the advice of counsel, who may be counsel to the Company, and other experts (and may pay such counsel and experts reasonable compensation and expenses), and any action taken in accordance with the written advice of such counsel and/or experts shall be full protection to you in respect thereto against any person. It is agreed that in any event you shall not be liable for any action or failure to act taken in good faith, and that your liability shall be limited to actions or inaction constituting gross negligence or willful misconduct.

            13. All reasonable costs, fees and disbursements incurred by the Escrow Holder in connection with the performance of his duties hereunder shall be borne by the Company.

            14. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to each party. In the event of any such termination or resignation, the Company shall have the right to appoint any officer of the company as successor Escrow Agent.

            15. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

            16. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right to possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by a mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

            17. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other address as a party may designate by ten (10) days' advance written notice to each of the other parties hereto.

COMPANY:          Hagler Bailly, Inc.
                  1530 Wilson Boulevard
                  Suite 900
                  Arlington, VA  22209-2406

OPTIONEE:         ______________________________
                  ______________________________
                  ______________________________

ESCROW AGENT:     Secretary
                  Hagler Bailly, Inc.
                  1530 Wilson Boulevard
                  Suite 900
                  Arlington, VA  22209-2406

            18. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

            19. The parties hereto understand that in the event that the Escrow Agent is legal counsel to the Company, said counsel may continue to act as such in the event of any dispute in connection with these Joint Escrow Instructions or any other transaction contemplated herein or affected hereby.

            20. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

                              Very truly yours,

                              HAGLER BAILLY, INC.


                              By: ________________________________

                              Title: _____________________________


                              Optionee:


                              ____________________________________
                              (signature)


                              Name: ______________________________


                              Address: ___________________________

                                       ___________________________

                              Agreed to and accepted as of the date set forth above.

                              Escrow Agent


                              By: _________________________________
                                    Secretary of
                                    Hagler Bailly, Inc.

                              Name: ________________________________

                              HAGLER BAILLY, INC.
                             1530 Wilson Boulevard
                                   Suite 900
                           Arlington, VA  22209-2406



                             ____________ __, 199_


[Name of Grantee]
_____________________
_____________________
_____________________


            RE:   Grant of Non-Qualified Stock Option

Dear ______________:

            I am pleased to inform you that effective ___________ __, 199_, Hagler Bailly, Inc., a Delaware corporation (the "Company"), has granted to you an option to purchase _______ shares of the Company's Common Stock at an exercise price of $_______ per share (the "Option"). This Option constitutes a non-qualified stock option and is governed by the Hagler Bailly, Inc. Employee Incentive and Non-Qualified Stock Option and Restricted Stock Plan (the "Plan"), a copy of which is attached to this letter.

            This grant is conditioned upon your execution of (1) an Acknowledgement, attached to the Non-Qualified Stock Option Agreement which describes the terms of your Option and (2) a joinder or counterpart to the Stockholders Agreement with the Company which will apply to all shares of the Company's Common Stock issued to you upon exercise of your Option. You will find a copy of the Non-Qualified Stock Option Agreement and accompanying Acknowledgement, as well as the Stockholders Agreement, enclosed herein. Please sign the Acknowledgement and Stockholders Agreement as indicated and return them with this letter.

            Please indicate your acceptance of this Option by signing this letter in the space provided below and returning it to the attention of the Options Committee at the above-listed address, along with the executed Acknowledgement and Stockholders Agreement.

            If you have any questions, please do not hesitate to contact me.


                         HAGLER BAILLY, INC.


                         BY:____________________________


ACCEPTED AND ACKNOWLEDGED:

___________________________
Grantee

Dated: ____________________

                              HAGLER BAILLY, INC.
                             1530 Wilson Boulevard
                                   Suite 900
                           Arlington, VA  22209-2406



                             ____________ __, 199_



[Name of Grantee]
_____________________
_____________________
_____________________

            RE:   Grant of Incentive Stock Option

Dear ______________:

            I am pleased to inform you that effective ___________ __, 199_, Hagler Bailly, Inc., a Delaware corporation (the "Company"), has granted to you an option to purchase _______ shares of the Company's Common Stock at an exercise price of $_______ per share (the "Option"). This Option constitutes an incentive stock option within the meaning of section 422 of the Internal Revenue Code of 1986, as amended, and is governed by the Hagler Bailly, Inc. Employee Incentive and Non-Qualified Stock Option and Restricted Stock Plan (the "Plan"), a copy of which is attached to this letter.

            This grant is conditioned upon your execution of (1) an Acknowledgement, attached to the Incentive Stock Option Agreement which describes the terms of your Option and (2) a joinder or counterpart to the Stockholders Agreement with the Company which will apply to all shares of the Company's Common Stock issued to you upon exercise of your Option. You will find a copy of the Incentive Stock Option Agreement and accompanying Acknowledgement, as well as the Stockholders Agreement, enclosed herein. Please sign the Acknowledgement and Stockholders Agreement as indicated and return them with this letter.

            Please indicate your acceptance of this Option by signing this letter in the space provided below and returning it to the attention of the Options Committee at the above-listed address, along with the executed Acknowledgement and Stockholders Agreement.

            If you have any questions, please do not hesitate to contact me.


                                  HAGLER BAILLY, INC.


                                  BY:____________________________


ACCEPTED AND ACKNOWLEDGED:

___________________________
___________________________
Grantee

Dated: ____________________